UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) January 3, 2008

                            SOUTH TEXAS OIL COMPANY
              (Exact name of Registrant as specified in charter)


            Nevada                  0-50732              74-2949620
-----------------------------     -----------         ----------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)         Identification)

       769 Highway 95N, Bastrop, TX                         78602
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(Address of principal executive offices)                 (Zip Code)

                 (512)772-2474 (Telephone) (512)263-5046 (Fax)
                  -------------------------------------------
                          (Issuer's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under  the  Exchange  Act   (17
CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02    Termination of a Material Definitive Agreement

On November 7, 2007, the Company disclosed in a Form 8-K filing that it was selling its interests in oil, gas and mineral leases in Atascosa, Frio and Somerset Counties properties. While the purchase and sale transaction closed in October 2007, by agreement of the parties the payment of the purchase price was deferred. On December 29 2007, the parties agreed to cancel the purchase and sale transaction, without recourse. The Company has not and will not record a gain, loss or other charge in connection with this transaction or its cancellation. The cancellation agreement is attached as Exhibit 99.2


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 2, 2007, the Company disclosed in a Form 8-K filing that Rickey Cooksey had joined the Company as its Chief Financial Officer, effective October 1, 2007. Mr. Cooksey has resigned as the Chief Financial Officer, effective December 31, 2007, to continue his consulting business in Colorado and not move his family to Texas. Mr. Cooksey has not had any disagreements with management or the Company on any matter relating to the Company's operations, policies or practices. Mr. Cooksey will not receive any severance compensation, pursuant to the original agreement of the parties that the initial ninety (90) day term of his employment would be on an "at will" basis. Mr. Cooksey's resignation letter is attached as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

   (a) Financial Statements.

             Not applicable.

   (b) Pro Forma Financial Information.

             Not applicable.

   (c) Exhibits

Exhibit Number      Description

99.1               Resignation Letter - Rickey Cooksey
99.2               Cancellation of Purchase and Sale Agreement

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2008

        South Texas Oil Company

        By: /s/ Murray N. Conradie
        -----------------------------
        Murray N. Conradie, Chief Executive Officer